1June 2025 | Investor Presentation 1H 2025

2June 2025 | SAFE HARBOR This presentation contains certain items, such as earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted EBITDA Margins, Free Cash Flow and net debt, as well certain income and expense items on a per share basis, that could be considered ‘non-GAAP’ financial measures under SEC rules. We think such items provide useful information to investors regarding the Company’s operational performance. This presentation also may contain statements, estimates, or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections as expressed or implied by the forward-looking statements in this presentation. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, actions, levels of activity, performance or achievements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Viewers are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them publicly in light of new information or future events. Certain additional disclosures regarding our use of “non-GAAP” items (including reconciliations to GAAP measures) and forward-looking statements are set forth in our SEC filings, including our most recent annual and quarterly reports. Please refer item 7 in the Annual Report on Form 10-K for the concise reconciliation of our non-GAAP measures. Our use of such items in this presentation is subject to those additional disclosures, which we urge you to read.

3August 2023 | Strategy for Continued Growth June 5

4June 2025 | Technology Experts Serving Vital Industries1 Solid Execution Sets the Foundation for Growth2 Secular Trends Support Long-term Growth3 Strategy for Layered Growth4 KEY TAKEAWAYS

5June 2025 | WHO IS ALBANY INTERNATIONAL? Founded in 1895 Market Cap $2B $1,231M 2024 Revenue $232M 2024 Adj. EBITDA Global operations across 13 countries 20+ years Consecutive dividend payouts $203M 2024 Net Debt ~5,400 Employees globally

6June 2025 | TECHNOLOGY EXPERTS SERVING VITAL INDUSTRIES MACHINE CLOTHING • Consumable, continuous replenishment • Proprietary • Tailored, customized products • Harsh environments • Mission-critical: essential to reliable machine operation • Key element that defines product attributes & quality ENGINEERED COMPOSITES • Proprietary solutions • Broad range of product offerings and production processes • Engineering capability • Mission-critical solutions for harsh environments • Lightweight • Support all platform types: fixed-wing, rotorcraft unmanned aircraft, and missiles Engineered product solutions for the pulp & paper and other process industries Engineered product solutions for the Aerospace and Defense industries

7June 2025 | GLOBAL OPERATIONAL SUCCESSES DELIVERING POWERFUL RESULTS Growing Partner-of-Choice for Market Leaders • Deep relationships with customers • Demonstrated ability to grow with a customer • Multi-year strategic focus on the growing MC markets • Presence on the right next-generation aerospace platforms • Continued investment in our technology to maintain leadership position • Emphasis on technology discrimination that delivers enhanced value to customers • Long-term track record of driving margin increases through continuous improvement • Optimized global footprint in both segments Market Selection Geographic and end markets Innovation Operational Excellence Critical Customer Partnerships

8June 2025 | STRATEGY FOR CONTINUED VALUE CREATION Deep understanding of material properties in application • Unmatched industrial scale weaving expertise Applications/design engineering to add value for our customers • Efficient, specialized digital prototyping / modeling Industrialization of the process • Large-scale automated material handling Operational excellence, continuous improvement, cost efficiency • Scale • Product breadth • High growth / highest technology content sub-segments & products Positive/constructive customer relationships based on trust • Lead time, patience • Proprietary next-gen customer technology collaboration & development

SOLUTIONS POWERING GLOBAL TRAVEL

Our composite solutions not only make aircraft lighter, improving fuel efficiency…

… but make the engines themselves more efficient, by reducing rotating weight


Tail structures
Wing skins
Fuselage frames
Wing components
Rods and struts
Fan cases
Wastewater tanks



3D-woven composite blades

- Lighter
- Stiffer
- More damage tolerant
- Certified for life of the engine

ALBANY INTERNATIONAL

June 2025 | 9

10June 2025 | AEROSPACE SEGMENT POISED TO OUTGROW GLOBAL RECOVERY Increasing production rates for 737MAX, A320Neo Commercial Aviation Recovery Albany's defense programs align with DoD priorities, have growing production rates Defense Priorities Expect 787 & GE9X production to increase as recovery in international travel emerges Bizjet growth & emerging sustainable technologies Emerging Opportunities

11June 2025 | WELL-POSITIONED TO TAKE ADVANTAGE OF GLOBAL PAPER DEMAND GROWTH Renewable paper products are an environmentally responsible choice versus plastic Sustainability & Environmental Drivers Per-capita consumption growth in the developing world for all grades Growing Global Middle Class One component driving secular growth in paper packaging demand E-Commerce Tissue demand is resilient in economic downturns Non-Cyclical Tissue Business

12June 2025 | WELL DEFINED CAPITAL PRIORITIES THAT DRIVE STRONG ORGANIC GROWTH Corporate capital deployment primarily focused on ORGANIC GROWTH • Internal process & technology improvements • Customer-driven initiatives Continuous Capital Reinvestment in BUSINESSES 1 2 Continuous Investment in APPLIED RESEARCH • Targeted business opportunities • R&T Investment

13June 2025 | DISCIPLINED ACQUISITION STRATEGY Technologies that complement/leverage current tech Applications Customer positions that complement/leverage current customer mix Customer penetration Positioning within end markets Criteria for Potential Targets M&A Strategy is opportunistic, not dependent on M&A Operational efficiencies ALBANY ENGINEERED COMPOSITES MACHINE CLOTHING KEY ATTRIBUTES

14June 2025 | DELIVERING SOLID FINANCIAL PERFORMANCE REVENUE $- $200 $400 $600 $800 $1,000 $1,200 $1,400 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 Revenue 0% 5% 10% 15% 20% 25% 30% $- $50 $100 $150 $200 $250 $300 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 Adj. EBITDA Adj. EBITDA Margin ADJ. EBITDA AND MARGIN (millions) (millions)

15June 2025 | ALBANY INTERNATIONAL’S HIGHLY ATTRACTIVE INVESTMENT OPPORTUNITY Leader in PMC with proprietary solutions delivering predictable and strong FCF stability Long history of strong balance sheet, solid execution, and prudent capital management Differentiated composites business with ample opportunity to grow both near and long-term

16June 2025 | Strong Cash Generation in Machine Clothing

17June 2025 | Complex Systems and Robust Technology Differentiators1 Global Trends are Opening Up Future Opportunities2 Predictable, Strong, Sustainable Growth and Cash Flow 3 KEY TAKEAWAYS

WHAT IS MACHINE CLOTHING TECHNOLOGY?

- Produce **consumable belts** that enable production of every paper product in your life
- **Essential** to paper machine operation
- Operate continuously in a **harsh environment**


FORMING
PRESSING
PROCESS BELTS
DRYING

CONSUMABLE PRODUCTS	# POSITIONS	AVERAGE LIFE
Forming	2	45-60 Days
Pressing	4	40-60 Days
Drying	8	6-18 Months
Process Belts	2	8-16 Months

~20 to ~45 belts

PER MACHINE

PER YEAR

HARSH ENVIRONMENT

- High Speed
- High Pressures
- High Heat
- High Humidity

ALBANY INTERNATIONAL

June 2025 | 18

19June 2025 | Custom Engineered Belts for Process Industries PRODUCT ATTRIBUTES Consumable High Value-Add Proprietary Product & Process Technology High Switching Costs Machine Clothing belts help produce a broad swath of paper products, including toilet paper, paper towels, cardboard, newspaper, tissue, printing and writing paper, and others Our belts are a key component defining the quality of each product Each belt is tailored to exacting tolerances for each machine and each product produced on that machine PROVIDING HIGHLY-TAILORED AND TECHNICALY DEMANDING SOLUTIONS

20June 2025 | 8,200+ Paper machines worldwide that are all unique and require customized solutions Tier 1 2,500 Tier 2 5,700 Cowansville Homer Perth Kaukauna St. Stephen Cuautitian Indaial Halmstad Bury St. Junien Ballo di Mirano Merone Limbiati Hangzhou Panyu Zürich R&D Centers of Excellence HQ Product Engineering / Plants GLOBALLY POSITIONED TO SERVE TIER ONE CUSTOMERS 21 Plants 13 Countries MC Operations Sources: Company Estimates, RISI Manchester Burgos Suzhou Olten Düren Neu-Moresnet

21June 2025 | CONSUMABLE PRODUCTS POWERED BY MACHINE CLOTHING TECHNOLOGY Albany ~37% ~18% ~14% ~10% ~6% ~15% MARKET LEADER GLOBAL PAPER MACHINE CLOTHING MARKET SHARE Quantity of Revenue Global share (#1) of fabrics and process belts used in the manufacture of all major paper grades, including tissue and towel, board and packaging, and publication Technology leader, with rich R&D pipeline Broadest product line and geographic reach Well positioned in growing grades and regions High returns with superior cash generation ~37% All Others Source: Company estimates, includes Heimbach

22June 2025 | FOUNDATIONS OF SUCCESS We continuously optimize Machine Clothing to maintain marketplace leadership Well-positioned to maintain and enhance our market-leading status Constant optimization and LEAN principles to drive efficiency into the business Our optimized, global footprint provides us access to key customers and markets Investment to modernize and automate our plants Build stronger customer relationships and partnerships Leading products as a result of our R&D activities

23June 2025 | VALUE TO CUSTOMERS = CONSISTENT QUALITY, GREATER EFFICIENCY, GREATER PROFITABILITY Design BETTER RESOURCE UTILIZATION Consistency Design PAPER QUALITY Design REDUCE DOWNTIME Design ENERGY EFFICIENT OPERATIONS Tailored to demanding tolerances Wood fiber utilization Lower water consumption Reduced activities Sustainable processes Reduced cost Optimize labor 24 / 7 operations Operational reliability

24June 2025 | STRATEGY FOR SUSTAINED GROWTH Largest Machines Most Sophisticated Most Cost Efficient Most Technically Demanding TIER ONE ATTRIBUTES OPERATIONAL EXCELLENCE • Eliminating non-value added activities • Using cost effective techniques across all functions • Maintaining our low-cost platform A focus on Tier One Customers while serving targeted Tier Two Customers in the right grades to capture further business R&D INVESTMENT • New technologies for key customers and growing grades

25June 2025 | Cash flow from the MC segment provides reliable capital to fund growth initiatives RELIABLE, GROWING CASH FLOW GENERATION Continuing investments in R&D drive continued share gains in the growing tissue and packaging grades Trendline growth in paper and paperboard production sets positive long-term GDP± demand trend AS THE MARKET LEADER 0% 5% 10% 15% 20% 25% 30% 35% 40% $100 $120 $140 $160 $180 $200 $220 $240 $260 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 * 2 0 2 4 Adj. EBITDA and Adj. EBITDA Margin (Adj. EBITDA in millions) Adj. EBITDA (excl GIS) Adj. EBITDA (reported) Adj. EBITDA Margin (excl. GIS) Adj. EBITDA Margin (reported) * In 2024 GIS costs were allocated to the MC segment level

VALUE CREATING ACQUISITION of HEIMBACH GROUP

AUGUST 31, 2023

Broadens manufacturing footprint, enhances sales and service network across geographies

Leverages AIN operating expertise and technology to drive performance upside

Attractive returns and significant financial benefits

Utilized overseas cash

ALBANY INTERNATIONAL

June 2025 | 26

27June 2025 | MAINTAINING OUR PROFITABLE, MARKET-LEADING POSITION ~37% Adjusted EBITDA Margin* Low/Mid-30s% Market-leading presence =++ 3 PRODUCT Accelerate launch of innovative products in a cost-effective manner Expand our new technology platforms 2 CUSTOMER Retain and grow with our Tier One Partners and capture Tier Two customers in the key grades 1 MARKET Maintain a global presence, but enhance our regional capability in Key Regions and in Packaging & Tissue grade globally * Includes Heimbach acquisition

28June 2025 | Expanded Growth Opportunities for AEC

29June 2025 | An Established A&D Supplier1 Winning New Customers and Major Platforms2 Investing in R&D to Build Lasting Technology Platform 3 Strong Revenue Growth Expected4 KEY TAKEAWAYS

SHARED TECHNOLOGY SOLUTIONS POWER AEC GROWTH

Through M&A, gained full range of composite process & material technologies

Texas Composites (2006), Aztex (2006)
Harris (2016), CirComp (2019)

Albany – Safran Joint Venture

Innovative 3D woven technology

Dedicated Research Development & Technology Centers (US and Germany)

Developing next gen 3D woven, thermoplastic, pultrusion, in-situ consolidation, and other advanced technologies


LEAP


CH-53K


F-35


787


777x


JASSM

ALBANY INTERNATIONAL

June 2025 | 30

31June 2025 | VALUE PROPOSITION BASED ON KEY DIFFERENTIATORS • High-Performance Team • Safety, Quality, LEAN • Best Cost Manufacturing • Execution • Intimate Knowledge • Engineering • Development Expertise • Process Innovation • Customer Intimacy • Application Understanding • Tools and R&D Team • Highly Adaptable Operational Excellence Composite Capabilities Technology Solutions Driving Value AEC Differentiators World class performance

32June 2025 | SUCCESSFUL SAFRAN PARTNERSHIP TO CONTINUE Exclusive, life-of-program supplier of composite fan blades, fan cases, and spacers for LEAP-1A/C and LEAP-1B Exclusive agreement covering GE9x fan case development and commercial production Poised for Next Gen Engine development Expanding and Extending Partnership 20 Year Partnership, and Growing LEAP 20212000 2046 Next Gen

INVESTING IN NEXT-GEN TECHNOLOGIES FOR FUTURE GROWTH

Leaders in Driving Advanced Composite Innovation

Moving 3D woven technology beyond LEAP

- Improving **competitiveness**
- Driving process and **automation**
- 50% weight savings and unique **differentiation**

Investing in emerging technologies development

- **Collaborating** on next gen hypersonic development and investing in purpose-built facility and capabilities
- Early **customer engagement** on future aircraft and rotorcraft designs
- Exploring new applications driven by **sustainable technology solutions**

Revenue Potential in next 5yrs

Hypersonics



- Thermal protection systems development
- Technical collaboration with Tier 1
- Other OEM and USG engagements

Revenue Potential beyond next 5yrs

Engine Components




Safran partnership for next gen engine components

Aerostructure




OEM and **Tier 1 development activity** for next gen narrow body airframes

ALBANY INTERNATIONAL

June 2025 | 33

34June 2025 | PRIORITIES BASED ON MAXIMIZING SHAREHOLDER VALUE TOP PRIORITIES 21 3 CONTINUING TO DRIVE TECHNOLOGY DIFFERENTIATION MAXIMIZING OUR CUSTOMER SOLUTION OFFERING OPPORTUNISTIC M&A Focus on providing the best value propositions and experience with targeted customers Proliferate 3D woven technology across Next-Gen airframes and Next-Gen engines Accelerate readiness and positioning of process technologies Reduce costs and optimize proven manufacturing capabilities Mature process technologies to capture growth in core and adjacent markets Broaden capabilities, expand global footprint, access target customers or platforms, and gain talent

35June 2025 | Operational Success Suggests Strong Financial Profile June 2025

36June 2025 | 4 Targets / Goals / Outlook Strong Historical Performance1 Prudent Capital Allocation Strategy 2 3 Disciplined M&A Strategy KEY TAKEAWAYS

37June 2025 | FINANCIAL HIGHLIGHTS REVENUE ($M) $- $200 $400 $600 $800 $1,000 $1,200 $1,400 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 Revenue 0% 5% 10% 15% 20% 25% 30% $- $50 $100 $150 $200 $250 $300 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 Adj. EBITDA Adj. EBITDA Margin ADJ. EBITDA & MARGINS -100% -50% 0% 50% 100% 150% 200% $(50) $- $50 $100 $150 $200 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 Free Cash Flow FCF Conversion FCF ($M) & CONVERSION* *Conversion defined as: Free Cash Flow / Net Income

38June 2025 | HISTORICAL FOCUS ON BALANCE SHEET STRENGTH $303 $332 $327 $228 $157 $48 $147 $283 $203 1.79x 1.96x 1.43x 0.86x 0.62x 0.19x 0.58x 1.07x 0.88x 0 0.5 1 1.5 2 2.5 $- $50 $100 $150 $200 $250 $300 $350 2016 2017 2018 2019 2020 2021 2022 2023 2024 NET DEBT* ($M) AND LEVERAGE Net debt is defined as total principal debt outstanding less cash and cash equivalents Net leverage ratio is defined as net debt divided by Adj EBITDA for the twelve-trailing month period

39June 2025 | Internal Investment – Organic Growth Initiatives Continue re-investing in strategic projects within our brands and business units to continue delivering revenue growth and margin improvement Invest in employees: talent, retention & leadership CAPITAL ALLOCATION FRAMEWORK Create additional value to shareholders in the form of dividends and share repurchases Return Capital to Shareholders2 Remaining Capital Seek businesses we can take to the next level in terms of sales and profitability Disciplined M&A1

40June 2025 | Maintain long-term net leverage target for company under 3.0x Strategic willingness to go over 3.0x leverage target, if there exists a clear path back down to under 3.0x DISCLIPLINED APPROACH TO M&A Strategy is not dependent on acquisitions; we can successfully execute our organic growth strategy without executing any transactions However, selective acquisitions can accelerate our organic growth strategies Balance sheet discipline Leverage targets IRR > Cost of Capital FINANCIAL CHARACTERISTICS

41June 2025 | M&A PRIORITIES Driven by technology and effective market positioning Complementary market positions (strength in geographies or product areas with opportunities) Continued operational scale to drive market- leading cost position TARGET CHARACTERISTICS MC Discriminating technology (either unique processing capability or experience with unique materials) Access to key customers with opportunities to insert existing capabilitiesTARGET CHARACTERISTICS AEC Strong management teams with good underlying businesses June 2025 Technologies that could further enhance our product discrimination

42June 2025 | ALBANY INTERNATIONAL’S HIGHLY ATTRACTIVE INVESTMENT OPPORTUNITY Leader in PMC with proprietary solutions delivering predictable and strong FCF stability Long history of strong balance sheet, solid execution, and prudent capital management Differentiated composites business with ample opportunity to grow both near and long-term June 2025

43June 2025 | APPENDIX

Heimbach Group: Leading Global PMC Supplier

Privately held supplier of paper machine clothing for production of all paper grades on all machine types

Headquartered in Düren, Germany

9	7	~1,200	€161 M
Facilities	Countries	employees	FY 2022 revenue



NET SALES

By Region	By Segment


~10%
Other
~50%
Europe
~40%
Asia


17%
Technical Textiles
83%
Paper Machine Clothing

June 2025 | 44

45June 2025 | FULLY ALIGNED WITH M&A CRITERIA Significant Strategic Benefits Opportunity of Scale to Strengthen Customer Value Proposition Leverages Albany’s long-term track record of operating expertise Complementary market positions create differentiated manufacturing, sales and service network • Broadens European footprint – Heimbach's strength in central European markets complements Albany’s northern European presence • Adds Asian capacity to address local market growth, service customers throughout the region Continued operational scale to drive market-leading cost position • Leverages Albany’s industry- leading operational execution (operations, quality, technology) • Provides opportunity to reduce supply chain complexity and shorten lines of logistics • Provides insourcing opportunities Technologies that further enhance our product differentiation Excellent cultural fit Strong, management team

46June 2025 | Significant Financial Benefits Provides attractive financial returns • IRR well above cost of capital • EPS accretive beginning in year 2 • Cash flow accretive beginning in year 2 Maintains balance sheet strength • Net leverage increase ½ turn from 0.7x to 1.2x • Less than 0.1x impact to debt covenant calculation • Cash position remains well in excess of $100 million Line of sight to expand Heimbach Group margins and drive combined efficiency gains • 2022 EBITDA margin: ‒ Heimbach 9% ‒ Albany MC 37% • Albany has clear operational playbook with deep understanding of industry dynamics • Effective purchase multiple in year 3 of 3.5x to 4.0x EBITDA driven by efficiencies and cost savings